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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 26, 2007
                                                         ----------------


                          REUNION INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
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(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
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       (Address of principal executive offices, including zip code)


                              (412) 281-2111
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           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.03 ? Bankruptcy or Receivership

       	On November 26, 2007, Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut, Bridgeport division. Reunion remains in possession of its assets and properties, and continues to operate its businesses and manage its properties, as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. In connection with the filing, Wachovia Bank, National Association, has agreed to extend its loan facility with Reunion to provide Reunion with up to $15 million in debtor-in-possession financing, subject to the approval of the Bankruptcy Court.

       Reunion is pursuing the sale of its CP Industries division ("CPI"), with the intention of using a portion of the proceeds to pay its secured debt. Reunion is currently in discussions with several potential buyers concerning such a transaction. Any such sale would require the approval of the Bankruptcy Court. CPI manufactures and sells large seamless pressure vessels for the containment and transportation of pressurized gasses.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  November 29, 2007                      REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

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19293.000/451396.1